Exhibit 99.1

GRANT THORNTON ADVISORS TO ACQUIRE CBIZ FOR $5 BILLION IN TRANSACTION SUPPORTED BY NEW MOUNTAIN CAPITAL

Largest transaction of its kind in more than 25 years; creates the fifth largest professional services, tax and advisory provider in the U.S.

New Mountain Capital makes new equity investment to enable the transaction

Enhances AI-enabled capabilities, multinational reach, industry specialization and service breadth — while creating strong cultural and strategic fit with a shared commitment to quality and client experience

CBIZ Benefits and Insurance Services segment to be set up for growth as independent company backed by New Mountain Capital

CBIZ shareholders to receive $55.00 per share in cash

CHICAGO, CLEVELAND & NEW YORK, July 29, 2026 – Grant Thornton Advisors LLC (together with its affiliates, “Grant Thornton Advisors”), New Mountain Capital and CBIZ, Inc. (NYSE: CBZ) (“CBIZ”) today announced that Grant Thornton Advisors has entered into a definitive agreement pursuant to which it will acquire CBIZ in an all-cash transaction with an enterprise value of $5 billion.

Under the terms of the agreement, CBIZ shareholders will receive $55.00 in cash per share. This represents a premium of approximately 54% to CBIZ’s 30-day volume-weighted average share price.

New Mountain Capital — which led a May 2024 investment in Grant Thornton Advisors and fueled the firm’s growth strategy — will be investing incremental equity to support the transaction.

Creating the fifth largest U.S. provider

Upon closing, Grant Thornton in the U.S. is expected to become the fifth-largest provider of professional services, tax and advisory services, with more than $5 billion in annual domestic revenue. The transaction represents the largest of its kind in more than 25 years.

With the combination, the multinational platform will have a footprint that spans more than 20 countries and territories, generates nearly $7.5 billion in revenue and employs more than 34,500 professionals across the Americas, Europe, the Middle East and the Asia-Pacific region.

The transaction will bring together Grant Thornton Advisors’ multinational platform capabilities and CBIZ’s deep relationships across the U.S., offering clients the benefits of cross-border scale, broad multidisciplinary capabilities and AI-enabled leading-edge technology solutions, while maintaining a focused commitment to high-quality service and differentiated client experiences.

The transaction will also build on Grant Thornton Advisors’ recently announced $1 billion investment in AI and advanced technologies, expanding the firm’s ability to bring AI-enabled solutions and capabilities to serve more clients and industries at an even greater scale.

According to Jim Peko, chief executive officer of Grant Thornton Advisors LLC and leader of the Grant Thornton Advisors multinational platform: “By combining our multinational platform with CBIZ’s strong market presence, we’re broadening our ability to support businesses through every stage of growth — from early development to global scale. Together, we’ll bring the quality, scope and capabilities clients need to navigate an increasingly complex and rapidly evolving business environment.”

Jerry Grisko, president and chief executive officer of CBIZ, said: “This is a historic combination with a complementary cultural and strategic fit. CBIZ has grown rapidly over many years to become a leading professional services provider. Joining Grant Thornton Advisors accelerates the realization of that vision, creating a stronger firm with new and exciting opportunities for our team members and enhanced service offerings for clients, while delivering significant value to CBIZ shareholders.”

Andre Moura, managing director of New Mountain Capital, said: “We’re pleased to continue to support Grant Thornton Advisors’ strategic growth plan, a journey we have been on together since May 2024. Following the acquisition of CBIZ, Grant Thornton in the U.S. will be the fifth largest professional services, tax and advisory provider in the nation and one of the most forward-thinking firms in the world regarding AI. That scale and forward momentum will put the combined firm in a stronger position than ever to serve its clients and create meaningful opportunities for its partners and staff.”

Nikhil Devulapalli, managing director at New Mountain Capital, added: “The acquisition of CBIZ allows Grant Thornton Advisors to rapidly bring its market-leading AI and technology platform deeper into the market and continue its mission to lead on quality and breadth of service provided to a broad spectrum of clients of all sizes.”

Following the closing, Grant Thornton Advisors plans to separate CBIZ’s Benefits and Insurance Services segment into a new stand-alone entity backed by New Mountain Capital.

Bob Mulcare and Sean Donovan, managing directors at New Mountain Capital, said: “We look forward to building on the strong foundations within the Benefits and Insurance Services segment to create a new leading firm dedicated to insurance, retirement and payroll services — providing new opportunities to the clients and team members in that segment.”

Strategic rationale

The combination is expected to:

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Build a differentiated professional services, tax and advisory provider. Following the acquisition of CBIZ, Grant Thornton Advisors will be better positioned to serve clients at all stages of growth with enhanced service offerings, multinational reach and premier technological resources across professional services, tax and advisory services.

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Accelerate technology and AI-enabled service delivery. The newly formed firm will support more clients with sophisticated AI-enabled service delivery, focused on using AI to transform client service, empower people and unlock new opportunities for growth.

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Enable greater depth of specialized industry expertise with expanded capabilities. The addition of CBIZ provides Grant Thornton Advisors with greater ability to deliver more tailored insights and solutions for clients, driven by a deep understanding of, and experience in, their specific industry.

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Strengthen client experience and service quality. Upon combination with CBIZ, Grant Thornton Advisors will maintain a strong focus on quality, applicable independence requirements, trust and client service — reflecting an ongoing commitment to its clients and purpose-built operating model.

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Increase the ability to invest in innovation, talent and technology. The combined firm will be the employer of choice for top talent in the industry, positioning the organization for long-term success in a fast-moving marketplace and creating even more opportunities for employees to grow, build rewarding careers and do their best work.

Transaction details

Under the terms of the definitive merger agreement, CBIZ shareholders will receive $55.00 in cash for each share of CBIZ common stock they own. Upon completion of the transaction, CBIZ will become wholly-owned by Grant Thornton Advisors, and CBIZ common stock will cease to trade and no longer be listed on the New York Stock Exchange.

The CBIZ Board of Directors has unanimously approved the transaction and recommends that CBIZ shareholders vote in favor of the transaction. The transaction is expected to close in the fourth quarter of 2026, subject to approval by CBIZ shareholders, receipt of required regulatory approvals and satisfaction of other customary closing conditions.

Go-shop provision and superior proposals

Under the terms of the definitive merger agreement, CBIZ, along with its financial and legal advisors, will be permitted to actively solicit, consider and negotiate alternative acquisition proposals from third parties during a “go-shop” period ending at 11:59 p.m. Eastern Time on August 27, 2026. Prior to the CBIZ shareholder vote and subject to the terms and conditions of the definitive merger agreement, including notice and negotiation rights in favor of Grant Thornton Advisors, the CBIZ Board of Directors will have the right to terminate the merger agreement to enter into an alternative transaction that constitutes a superior proposal, subject to the terms and conditions of the merger agreement, including payment of a termination fee.

There can be no assurance that the go-shop process will result in a superior proposal. CBIZ does not intend to disclose developments with respect to the go-shop process unless and until it determines such disclosure is appropriate or required by law.

CBIZ second quarter 2026 earnings results

As a result of this announcement, in connection with its second quarter 2026 earnings release scheduled for July 29, 2026, CBIZ will release financial and operational results through a press release only and will no longer hold a conference call or webcast.

Advisors for the transaction

Goldman Sachs & Co. LLC is serving as financial advisor to CBIZ. Weil, Gotshal & Manges LLP is serving as legal advisor to CBIZ, and Teneo is serving as strategic communications advisor to CBIZ.

Deutsche Bank is acting as Lead Financial Advisor for Grant Thornton Advisors. Other Financial Advisors include J.P. Morgan, BMO Capital Markets, BofA Securities, RBC Capital Markets and UBS Investment Bank. Evercore is acting as Financial Advisor to New Mountain Capital and Grant Thornton on the CBIZ Benefits & Insurance segment. Simpson Thacher & Bartlett LLP, Mayer Brown LLP and Hunton Andrews Kurth LLP are serving as legal advisors to Grant Thornton Advisors, and Goldin Solutions is serving as strategic communications advisor.

About Grant Thornton in the U.S.

Grant Thornton delivers professional services in the U.S. through two specialized entities and their affiliates: Grant Thornton LLP, a licensed, certified public accounting (CPA) firm that provides audit and assurance services — and Grant Thornton Advisors LLC (not a licensed CPA firm), which exclusively provides non-attest offerings, including tax and advisory services.

Grant Thornton LLP, Grant Thornton Advisors LLC and their respective subsidiaries operate as an alternative practice structure (APS). The APS conforms with applicable laws, regulations and professional standards, including those from the American Institute of Certified Public Accountants.

“Grant Thornton” refers to the brand under which the member firms in the Grant Thornton International Ltd (GTIL) network provide services to their clients and/or refers to one or more member firms. Grant Thornton LLP and Grant Thornton Advisors LLC serve as the U.S. member firms of the GTIL network. GTIL and its member firms are not a worldwide partnership and all member firms are separate legal entities. Member firms deliver all services; GTIL does not provide services to clients.

About Grant Thornton Advisors multinational platform

The Grant Thornton Advisors multinational platform is a group of firms within the Grant Thornton International Limited network* that connects priority markets and operates with aligned standards, technology and delivery expectations.

The platform is currently home to almost 20 aligned firms stretching from the Americas across Europe and the Middle East to the Asia-Pacific region. These firms bring together more than 25,000 professionals to deliver cross-border solutions powered by advanced technologies, a shared commitment to quality and a growing reputation as the industry’s employer-of-choice. The platform firms operate as separate legal entities.

*The Grant Thornton International Limited network provides access to its member firms in more than 150 global markets

About CBIZ

CBIZ, Inc. (NYSE: CBZ) is a leading professional services advisor to businesses nationwide. With industry knowledge and expertise in accounting, tax, advisory, benefits, insurance and technology, CBIZ delivers actionable insights to help clients anticipate what is next and discover new ways to accelerate growth. CBIZ has more than 9,500 team members across 23 major markets coast to coast. For more information, visit www.cbiz.com.

About New Mountain Capital

New Mountain Capital is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with approximately $60 billion in assets under management. New Mountain Capital seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit https://www.newmountaincapital.com/.

Cautionary statement regarding forward-looking statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between CBIZ and Grant Thornton Advisors (any such transaction, the “proposed transaction”). In this context, forward-looking statements generally are identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of July 28, 2026 (the “Merger Agreement”), if at all, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on CBIZ’s and Grant Thornton Advisors’ current expectations with respect to the transactions contemplated by the Merger Agreement and are subject to risks and uncertainties, which may cause actual results to differ materially from CBIZ’s and Grant Thornton Advisors’ current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, or that the required approval by the shareholders of CBIZ may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by CBIZ and Grant Thornton Advisors, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance and results of operations of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of CBIZ and Grant Thornton Advisors, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that shareholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or completion of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which CBIZ and Grant Thornton Advisors operate; (13) actions by third parties, including government agencies and rating agencies; (14) risks that any debt financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; (15) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, partners, or other counterparties; (16) risks that any announcements relating to the proposed transaction could have adverse effects on the market price of CBIZ’s common stock, credit ratings, or operating results, and may have an adverse effect on the ability of CBIZ to retain and hire key personnel, retain customers, and maintain relationships with business partners, suppliers and customers; (17) the risk that the market price of CBIZ’s common stock may decline if the proposed transaction is not completed, and (18) the other risk factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other sections of CBIZ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2026, as amended on March 2, 2026 and any subsequent amendments, and subsequent filings with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither CBIZ nor Grant Thornton Advisors undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important information about the transaction and where to find it

In connection with the proposed transaction, CBIZ intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). The Proxy Statement will contain important information about the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement or any other document that CBIZ may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CBIZ ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED BY CBIZ WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and CBIZ’s other filings with the SEC also will be available free of charge on CBIZ’s website at https://ir.cbiz.com/financial-information/sec-filings.

Participants in the solicitation

CBIZ and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the names of such directors and executive officers and their respective interests in CBIZ by security holdings or otherwise is set forth in CBIZ’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of shareholders, filed with the SEC on April 2, 2026 (the “2026 Annual Proxy”). Please refer to the sections captioned “Executive Compensation,” “Summary Compensation Table,” “2025 Grants of Plan-Based Awards,” “Outstanding Equity Awards At 2025 Fiscal Year-End,” “Option Exercises And Stock Vested In 2025,” “2025 Non-Qualified Deferred Compensation,” “Potential Payments upon Termination or Change in Control,” “Director Compensation,” “2025 Director Compensation Table,” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Annual Proxy. To the extent that certain CBIZ participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Annual Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D or 13G filed with the SEC. Such filings and the 2026 Annual Proxy are available free of charge on CBIZ’s website at https://ir.cbiz.com/financial-information/sec-filings or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in CBIZ’s Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction.

Grant Thornton Advisors LLC

Media Contact

Jon Rucket

Senior Director, External Communications

M: +1 404 984 6249

E: jon.rucket@us.gt.com

CBIZ, Inc.

Media Contact

Jack Flaherty

Managing Director, Teneo

M: +1 631 848 7779

E: jack.flaherty@teneo.com

Investor Relations Contact

Chris Sikora

Vice President, Investor Relations & Corporate Finance

O: +1 216 447 9000

E: chris.sikora@CBIZ.com